                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ___________________________

                                   FORM 8-K/A

                                Amendment No. 1

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                  MAY 22, 1995
                                                                   ------------

                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


      DELAWARE                      0-5751                       95-2594724
- -------------------------------------------------------------------------------
  (State or other                (Commission                   (IRS Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)

4350 VON KARMAN AVENUE, SUITE 280, NEWPORT BEACH, CALIFORNIA          92660
- -------------------------------------------------------------------------------
             (Address of principal executive offices)               (zip code)


                                 (714) 798-0460
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              (Registrant's telephone number, including area code)


      16305 SWINGLEY RIDGE DRIVE, SUITE 100,CHESTERFIELD, MISSOURI  63017
- -------------------------------------------------------------------------------
                (Former name, former address and former fiscal
                      year, if changed, since last report)




Exhibit Index on Page 3 of 4





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                 This amendment is being made to the Company's Form 8-K dated May 25, 1995, for the purpose of appending as an exhibit, the response of Arthur Andersen LLP ("AA") to the statements made by the Company in said Form 8-K.

                 As indicated in the response of AA dated June 2, 1995, attached as an exhibit hereto, AA has (i) confirmed that during the last two fiscal years and subsequent interim period, there were (a) no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to AA's satisfaction would have caused AA to make reference to the subject matter of the disagreement in their report and (b) there were no reportable events as described in Item 304 of Regulation S-K; (ii) made reference to its reports on the fiscal 1993 and 1994 financial statements which had been modified in both years to include two separate explanatory paragraphs relating to uncertainties resulting (a) from an Internal Revenue Service assessment relating to payroll taxes and (b) from a going concern modification. The Company's Form 8-K had described the going concern modification. The modification with respect to the Internal Revenue Service assessment had not been separately described, as the issue with respect to the Internal Revenue Service assessment had been resolved by the Company pursuant to a settlement agreement with the Internal Revenue Service as reported on the Company's Form 10-Q for the period ended November 30, 1994.

                 In responding to the statements made by the Company in its Form 8-K, AA for the first time advised the Company that if AA is requested in the future to include their reports on the Company's 1993 and 1994 financial statements in future filings with the Securities and Exchange Commission, they would consider undertaking an engagement to respond to such request based on existing facts and circumstances, and which engagement would require that AA perform a post-audit review and determine the appropriate form of any report reissuance based on the results of such procedures.

                 In responding to the Company's statements in its Form 8-K, AA has stated that certain of the Company's statements appear to go beyond the scope of the requirements of Item 304 of Regulation S-K and in AA's view would appear to seek either a qualitative assessment or some level of assurance regarding the absence of any such problems, issues or discussions as referred to by the Company in its Form 8-K and that AA has taken no position on the statements made by the Company which, in AA's view, went beyond the scope of such requirements.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

Exhibit No.      Description
- -----------      -----------
99.4             Letter of Arthur Andersen LLP dated June 2, 1995 addressed to the Office of the Chief Accountant of the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit No.      Description
- -----------      -----------
99.4             Letter of Arthur Andersen LLP dated June 2, 1995 addressed to the Office of the Chief Accountant of the Securities and Exchange Commission.


                                        3


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMPREHENSIVE CARE CORPORATION
                                               (Registrant)



                                      By: /s/ Kerri Ruppert
                                          -------------------------------------
                                              Kerri Ruppert, Vice President and
                                              Chief Accounting Officer
                                              (Principal Accounting Officer)

June 2, 1995



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